Exhibit 10.10.16

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FIFTEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS FIFTEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Fifteenth Amendment”) is made and entered into as of November 26, 2014 (the “Effective Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”) and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.        US Airways and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001 but effective as of February 1, 2001 (as amended, modified and supplemented, the “Code Share Agreement”).

B.        The Code Share Agreement has previously been amended, including by the Tenth Amendment to Code Share and Revenue Sharing Agreement, dated November 18, 2010 (the “Tenth Amendment”), the Eleventh Amendment to Codeshare and Revenue Sharing Agreement, dated July 1, 2012 (the “Eleventh Amendment”), the Twelfth Amendment to Code Share and Revenue Sharing Agreement, dated February 13, 2013 (the “Twelfth Amendment”), the Thirteenth Amendment to Code Share and Revenue Sharing Agreement, dated December 24, 2013 (the “Thirteenth Amendment”) and the Fourteenth Amendment to Code Share and Revenue Sharing Agreement, dated April 10, 2014 (the “Fourteenth Amendment”).

C.        All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Fifteenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

D.        Mesa and US Airways desire to amend the Code Share Agreement to add seven (7) CRJ-900 aircraft to the Code Share Agreement and to make the other changes and agreements as set forth in this Fifteenth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Mesa agree as follows:

1.        Flight Services for American Airlines. In connection with the operational integration of US Airways and American Airlines, Inc. (“American”) resulting from the merger between the parent company of US Airways and a wholly owned subsidiary of American’s parent company American Airlines Group Inc. (formerly AMR Corporation), Mesa acknowledges, agrees and confirms that any Schedule provided to Mesa pursuant to Section 2.1 of the Code Share Agreement after the Effective Date may include Flights operated for American under the “American Eagle” brand (the “American Airlines Flights”). Mesa will perform the Flight Services in connection with such American Flights in accordance with the terms and conditions of the Code Share Agreement. Mesa will cooperate with US Airways and American to establish

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Mesa as a carrier within the American systems as requested by US Airways and/or American from time to time.

2.        Addition of CRJ-900 Aircraft.

2.1        New Aircraft. Mesa will procure seven (7) additional CRJ-900 aircraft (the “New Aircraft”) and will operate such New Aircraft pursuant to the terms of the Code Share Agreement, as amended hereby. The New Aircraft shall be considered Aircraft for all intents and purposes of the Code Share Agreement, as applicable, except as may be expressly provided otherwise in this Fifteenth Amendment. Exhibit A to this Fifteenth Amendment lists the seven (7) New Aircraft that are the subject of this Fifteenth Amendment.

2.2        Term of New Aircraft. The Term of the Code Share Agreement, as it relates to the New Aircraft, shall be 8 years from the scheduled induction date of each such New Aircraft as provided in the table in Section 4.1 of this Fifteenth Amendment (each an “Induction Date”), such that the Code Share Agreement shall expire as to each New Aircraft when such Aircraft is returned in accordance with the return schedule described in Section 5 below, unless terminated earlier as provided in the Code Share Agreement.

2.3        Aircraft Procurement. No later than December 31, 2014, Mesa shall demonstrate to US Airways’ reasonable satisfaction that Mesa will be able to execute definitive leases for, or otherwise procure, the New Aircraft (for example by providing copies of executed leases, term sheets, LOIs, or MOUs showing the induction date and term for the New Aircraft covered by such documents). Should Mesa fail to demonstrate to US Airways’ reasonable satisfaction that Mesa will procure and deliver the New Aircraft as required hereby, at any time after December 31, 2014 US Airways may, at its sole discretion, cancel the addition of the New Aircraft to the Code Share Agreement without any further liability or obligation whatsoever. Should US Airways not cancel the addition of the New Aircraft as provided in the previous sentence and should Mesa still be unable to lease or otherwise procure the New Aircraft, Mesa on January 31, 2015 may cancel the addition of the New Aircraft to the Code Share Agreement without any further liability or obligation to US Airways whatsoever.

3.        Configuration, Branding & Livery of New Aircraft. The New Aircraft will be painted in American Eagle livery, will be compliant with American Eagle brand interior and exterior specifications and branding requirements (“American Eagle Branding”), and will be delivered on the dates and in the configuration specified in the “New Aircraft Induction Schedule” set forth in Section 4.1 of this Fifteenth Amendment (the “Induction Schedule”). US Airways and/or American will provide the American Eagle Branding requirements to Mesa. Furthermore, American will provide such licenses and other documentation to Mesa regarding the American Eagle Branding as American may deem necessary in order to protect American’s intellectual property rights (including without limitation the American Airlines and American Eagle trademarks and the American Eagle trade dress and livery). The New Aircraft will be delivered in a single-class configuration in accordance with the Induction Schedule and Mesa will reconfigure such New Aircraft to a dual-class configuration that meets the requirements set out below (the “Reconfiguration”). Such Reconfiguration shall occur in accordance with a reconfiguration schedule to be established by US Airways (the “Reconfiguration Schedule”), which shall be accomplished as soon as the seats are available, but in no event later than

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November 15, 2015. Each date stated in such Reconfiguration Schedule for the Reconfiguration of a New Aircraft to be completed and such reconfigured New Aircraft to be inducted into the US Airways network and/or the American system, as provided in Section 1 above, a “Reconfiguration Date”. In the event that the New Aircraft are not inducted and/or reconfigured as required by this Section 3, the Late Delivery Charges (as defined below) and other terms and conditions applicable to late delivery of the New Aircraft set forth in Section 4 below shall apply. Mesa will, in consultation with US Airways, manage the Reconfiguration project in order to expedite the Reconfiguration while minimizing the operational impact. The dual-class configuration will be identical to the Aircraft added by the Twelfth Amendment (the “Twelfth Amendment New Aircraft”) with the exceptions required to transition colors and materials to and make the New Aircraft compliant with the American Eagle Branding. US Airways and Mesa will collaborate in the management of the repainting, installation of the Emergency Locator Transmitters (ELT), installation of ACARS, and redecorating process to ensure that the New Aircraft conform to American Eagle Branding requirements, including leather seating surfaces throughout. For the avoidance of doubt, the dual-class configuration (i) shall be 9F/67Y LOPA with Zodiac Close Comfort 2 seats in F-class, and BE Spectrum seats in Y-class, (ii) will be consistent throughout the cabin, (iii) will include the B/E Spectrum seat that will be placed in the front of Y-class (including, without limitation, color, stitching and all seat contours), subject to approval by US Airways, and (iv) will have all bottom seat cushions replaced with new cushions before November 15, 2015. After the new cushions have been installed on the Y-class seats as provided in (iv) of the previous sentence, Y-class seat cushions (bottom and/or back seat) for the New Aircraft will be replaced on an as needed basis, subject to (i) through (iii) of the previous sentence. US Airways will reimburse Mesa the actual and reasonable costs incurred by Mesa to install ELT and ACARS, paint, redecorate and reconfigure the New Aircraft, including first class kits, parts, installation labor, ferry costs, project management, and all other costs reasonably related with the reconfiguration of the New Aircraft to make them conform to the American Eagle Branding and/or the Reconfiguration requirements, as applicable, provided that such costs shall (i) not exceed $[***] per New Aircraft (the “Reimbursement Cap”), and (ii) only be reimbursed to the extent they are incurred in connection with meeting US Airways and/or American’s specifications (including specifically, any preparations to make the New Aircraft airworthy, such as FAA certification, cockpit configuration). Such reimbursement payments shall be made, subject to the Reimbursement Cap, within thirty (30) days of receipt by US Airways of an invoice from Mesa detailing the actual and reasonable costs incurred, and submission by Mesa of auditable documentation supporting such actual and reasonable costs to US Airways reasonable satisfaction. Furthermore, US Airways will be allowed to inspect and approve each New Aircraft prior to its Induction Date and again prior to its Reconfiguration Date to ensure that the quality is in line with US Airways and American Airlines standards and the terms of this Amendment.

4.        Induction and Reconfiguration Schedule for New Aircraft.

4.1        Induction and Reconfiguration Schedule. The New Aircraft shall be delivered, painted, redecorated, have adequate pilot and crew staffing and otherwise be ready to operate in the US Airways network and/or American system in accordance with the Induction Schedule set forth below. Additionally, the New Aircraft will be reconfigured in accordance with the Reconfiguration Schedule to be established pursuant to Section 3 of this Fifteenth Amendment. In the event that a New Aircraft will not be ready to operate in the US Airways network and/or

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American system on the date required by the Induction Schedule or Reconfiguration Schedule, respectively, Mesa shall immediately notify US Airways by telephone and in writing by confirmed email (“Late Delivery Notice”). New Aircraft that are not ready to operate in the US Airways network and/or American system on the date required by the Induction Schedule or Reconfiguration Schedule, as applicable, shall be subject to the following late-delivery charges (the “Late Delivery Charges”), that will accrue until the respective New Aircraft is inducted into or returns to the operation, as applicable: $[***] per New Aircraft per calendar day such New Aircraft is delivered after the respective date stated in the Induction Schedule or Reconfiguration Schedule, as applicable, for such New Aircraft (each a “Delay Day”), if the Late Delivery Notice is given to US Airways more than forty five (45) days prior to the applicable Induction Date or Reconfiguration Date, $[***] per New Aircraft per Delay Day if the Late Delivery Notice is given between forty five (45) days and fourteen (14) days prior to the applicable Induction Date or Reconfiguration Date, and $[***] per Delay Day if the Late Delivery Notice is given less than fourteen (14) days prior to the applicable Induction Date or Reconfiguration Date. US Airways will provide an invoice for such Late Delivery Charges to Mesa detailing the applicable Late Delivery Charges for each delayed New Aircraft and will offset such Late Delivery Charges against a future invoice from Mesa; provided that, in the event that Mesa incurs Late Delivery Charges in connection with any New Aircraft delivery as provided herein and US Airways, at its option decides to collect such Late Delivery Charges, US Airways shall adjust the schedule accordingly such that Mesa’s Spare Aircraft will not be scheduled by US Airways to cover the delayed New Aircraft. In lieu of collecting the Late Delivery Charges as provided in the previous sentence, US Airways may decide, at its option, to not adjust the schedule and require Mesa to operate its Spare Aircraft to cover the delayed New Aircraft, provided that in such event US Airways shall not collect Late Delivery Charges for such delayed New Aircraft. For clarification purposes only, US Airways will have the option as provided in the previous sentences for each delayed New Aircraft, if any.

With respect to the Induction Schedule, after three hundred sixty five (365) cumulative Delay Days of delay, US Airways may, at its option, elect to cancel the induction of the New Aircraft subject to the delay. Such Late Delivery Charges shall constitute liquidated damages and not a penalty, and each party agrees that such liquidated damages are a reasonable approximation of the actual damages but that the amount of actual damages that would result from late delivery (whether for initial induction or from reconfiguration) of the New Aircraft is difficult or impossible to calculate.

NEW AIRCRAFT INDUCTION SCHEDULE

Induction Date	Configuration at Induction
March 15, 2015	76 seat single-class
April 15, 2015	76 seat single-class
May 15, 2015	76 seat single-class
June 1, 2015	76 seat single-class

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June 15, 2015	76 seat single-class
July 1, 2015	76 seat single-class
July 15, 2015	76 seat single-class

4.2        Force Majeure. Notwithstanding the foregoing, performance by Mesa under this provision shall not be deemed to be in default and shall not give rise to the payment of the aforementioned late-delivery charge or any other penalties, costs, fees or expenses of any kind where delays or defaults are directly due to war, insurrection, strikes, walk-outs, riots, floods, earthquakes, fires, casualties, acts of God, governmental restrictions imposed or mandated by governmental entities after the date of this Amendment, enactment of conflicting state or federal laws or regulations, new or supplementary environmental regulations or litigation, materially adverse national or global economic conditions, or any other matter beyond the reasonable control of Mesa; provided that failure to procure the New Aircraft or the materials and/or services necessary to repaint, redecorate or reconfigure the New Aircraft shall not be deemed to be matters beyond Mesa’s reasonable control unless such failure is due to one of the specific events set forth above.

5.        Aircraft Return Schedule. All Aircraft operated under the Code Share Agreement, including the New Aircraft, shall be ratably returned beginning January 1, 2021 in accordance with the applicable return schedule terms provided in the Twelfth and Thirteenth Amendments. The Aircraft will return at an approximate rate of three (3) aircraft per month, provided that the Aircraft added by the Fourteenth Amendment (the “Fourteenth Amendment New Aircraft”) shall begin to be ratably returned beginning August 1, 2022 and the New Aircraft shall be ratably returned beginning in March 2023, and provided further that the Term for each of the Fourteenth Amendment New Aircraft and each of the New Aircraft will be 8 years from the Induction Date for each such Aircraft (unless terminated earlier or extended in accordance with the terms of the Code Share Agreement). Immediately after the return of each Aircraft as provided herein, Mesa shall remove any and all references to US Airways’ trademarks, trade dress, livery, service marks and trade names and all references to the American Eagle Branding, as applicable, prior to any further use of such Aircraft. For purposes of this Section 5, “return” shall mean that the respective Aircraft shall cease to be covered by the terms of the Code Share Agreement.

6.        Rates.

6.1        Rates. The rates applicable to the Original Aircraft (as such term is defined in the Thirteenth Amendment), the Twelfth Amendment New Aircraft, the Aircraft added by the Thirteenth Amendment (the “Thirteenth Amendment New Aircraft”), the Fourteenth Amendment New Aircraft, and the New Aircraft, upon their entry into service under the Code Share Agreement in accordance with the terms and conditions of this Fifteenth Amendment, are set forth in Exhibit B to this Fifteenth Amendment; provided that the Outstation Maintenance rates stated in Exhibit B will go into effect for December 2014. For clarification purposes only, Exhibit B to this Fifteenth Amendment (including Notes 1 and 2) replaces Exhibit B attached to the Fourteenth Amendment (including Notes 1 and 2) in its entirety.

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6.2        Escalation. For rate escalation adjustments beginning in February 2014, the escalation rate will be based on the index specified in the Code Share Agreement, but capped at [***]%. All the rates will be stated with up to two decimal points. Any future escalation will also be stated for up to two decimal points. For clarification purposes only, any rates (including rates after escalation) shall only be calculated up to the second decimal point.

6.3        Waiver of RON Maintenance Claims. Mesa agrees to waive any claims for, and to forego any amounts in connection with, any disputed pass-through RON maintenance expense cost claimed by Mesa under the maintenance cost structure pursuant to the Code Share Agreement as amended up to and including the Fourteenth Amendment, which have not been paid or reimbursed by US Airways as of the Effective Date.

7.        Replacement of Code Share Agreement. Upon execution of this Fifteenth Amendment by both parties, the parties shall, in good faith promptly negotiate and execute a new Capacity Purchase Agreement to replace the existing Code Share Agreement reflecting the foregoing terms and all applicable terms and conditions set forth in the Code Share Agreement and its various amendments. The purpose of such new Capacity Purchase Agreement is to re-state and organize the previous agreement and clean up dead language for ease of administration. The parties agree to work in good faith to have such new Capacity Purchase Agreement in place by June 15, 2015.

8.        New Maintenance Base.

8.1        ELP as new Maintenance Base. In connection with the closure of the Maintenance Base at Charlotte (in accordance with the Notice of CLT Maintenance Base Closure, dated June 18, 2014), the parties agree that El Paso (ELP) shall be designated as a new Maintenance Base pursuant to Section 2.6.3 of the Code Share Agreement (as amended by the Thirteenth Amendment) replacing Charlotte (CLT).

8.2        Rates. The payment rates for ELP, as stated under the header “Maintenance Base Cost” in Exhibit B hereto, shall be the same as the current CLT rates, at $[***] per month; provided, however, it is agreed and understood that for periods during which ELP and CLT may both be Maintenance Bases Mesa may only charge $[***] per month for both ELP and CLT collectively, but not $[***] per month for each of them.

8.3        Payment. US Airways will reimburse Mesa for the reasonable out-of-pocket expenses in connection with the relocation of the maintenance base; provided that retention packages provided by Mesa in connection with the relocation will be Mesa’s responsibility. Such reimbursement payments shall be made within 30 days of receipt by US Airways of an invoice from Mesa detailing the actual and reasonable costs incurred, and submission by Mesa of auditable documentation supporting such actual and reasonable costs to US Airways reasonable satisfaction.

9.        Performance Threshold Changes due to LAX Transition.

The new CD0 and CCF thresholds for operational performance pursuant to Section 9 of the Tenth Amendment (as amended), including cure rate, default rate, incentive level, penalty level 1 and level 2 to be effective as of August 1, 2014 (the “Post LAX Transition Thresholds”) are set

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as follows (for convenience of the parties the thresholds as applicable immediately prior to the Effective Date are also provided):

	Pre LAX Transition Thresholds (i.e., effective up to July 31, 2014)		Post LAX Transition Thresholds (i.e., effective as of August 1, 2014)
	CD0	CCF	CDO	CCF
Default	[***]	[***]	[***]	[***]
Cure	[***]	[***]	[***]	[***]
Incentive	[***]	[***]	[***]	[***]
Penalty Level 1	[***]	[***]	[***]	[***]
Penalty Level 2	[***]	[***]	[***]	[***]

These thresholds will apply until new thresholds are established in accordance with the Code Share Agreement. For purposes of setting revised operational performance thresholds in connection with potential future transitions, the parties agree to apply the same method as applied to set the LAX Transition Thresholds as provided in the Tenth Amendment. In addition, notwithstanding anything herein to the contrary, as one-time accommodation, US Airways and Mesa, as applicable, agree to waive [***] of the dollar value of any penalties or bonuses, as applicable, owed in this Section for the 3rd Quarter 2014 (July-September 2014), [***] of the dollar value of any penalties or bonuses owed in this Section for the 4th Quarter 2014 (October-December 2014), [***] of the dollar value of any penalties or bonuses owed in this Section for the 1st Quarter 2015 (January-March 2015), and [***] of the dollar value of any penalties or bonuses owed in this Section for the 2nd Quarter 2015 (April-June 2015) in connection with Mesa’s transition from Charlotte, North Carolina and Los Angeles, California to Dallas, Texas.

Beginning with the 3rd Quarter 2015 (July-September 2015) the full dollar value of penalties shall begin to apply again subject to the following performance thresholds, which shall be unchanged until the end of the Term:

Service Level	CD0	CCF
	Threshold	Threshold
Incentive Level (Top 20%)	[***]	[***]
Service Level 1 (Bottom 25%)	[***]	[***]
Service Level 2 (Bottom 10%)	[***]	[***]
Cure Level	[***]	[***]
Default (Bottom 5%)	[***]	[***]

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Effective as of January 1, 2015, the parties agree to (i) revise Section 8.2 of the Code Share Agreement (as amended by Section 9(e) of the Tenth Amendment) to remove the early termination right and related provisions with regard to the CD0 default event and (ii) limit the CD0 portion of the Quarterly Performance Credit (as defined in Section 9(a)(viii) of the Tenth Amendment) to a maximum amount of [***] ($[***]), i.e., the maximum amount owed by Mesa under this provision with respect to any CD0 performance credits per quarter will be [***] ($[***]).

In addition, the parties agree that non-controllable damage cancellations extend through the entire period the Aircraft is out of service. For each out of service day, Mesa shall receive a credit of two (2) cancelled flights per day for purposes of determining CDO and CCF percentages above.

10.        Spares.

US Airways will schedule Mesa’s Aircraft to provide a minimum of one Spare Aircraft per [***] active Aircraft operated at each hub, but in no event less than [***] Spare Aircraft per hub. For purposes of this Section 10, a “hub” shall mean an airport where Mesa operates a monthly average of [***] flights per day under the Code Share Agreement.

11.        Preferential Consideration of Furloughed Pilots.

US Airways, American and Mesa will enter into a letter agreement, regarding the terms and conditions pursuant to which Mesa will provide first consideration in Mesa’ application and screening process to mainline pilots on furlough from either the American or US Airways (East or West) pilots seniority lists, if (i) Mesa is hiring pilots, and (ii) there are mainline pilots on furlough from American or US Airways.

12.        Quality of Service and Aircraft Condition.

12.1        Conflict. In the event of a conflict between the provisions of this Section 11 and/or Exhibit C or Exhibit E hereto and the provisions of the Code Share Agreement, the provisions of this Section 11 and/or Exhibit C or Exhibit E shall govern as to their subject matter.

12.2        Procedures and Performance Standards. At all times, Mesa shall (a) provide Flight Services to US Airways or American, as applicable in accordance with procedures and performance standards approved by US Airways from time to time in its sole discretion and provided in writing to Mesa, including but not limited to those certain Standards of Service set forth in Exhibit C hereto. The Service Standards set forth in Exhibit C hereto may be amended or changed by US Airways from time to time upon thirty (30) days’ prior notice to Mesa; provided that sixty (60) days’ notice shall be given by US Airways to the extent any such amendment or change may reasonably be expected to result in new or additional training. If Service Standards are materially changed or altered and such changes or alterations materially increase Mesa’s costs (i.e., an amount of more than [***] ($[***]) per year), US Airways shall reimburse Mesa for the actual incremental costs associated therewith, subject to Mesa providing sufficient documentation for such cost reasonably acceptable to US Airways. Mesa shall be responsible for all crew and other employee conduct, appearance and training policies (as set forth on Exhibit E), aircraft cleaning (including the timing thereof), standards and adequate

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staffing levels in order to comply with such procedures and meet such standards, including without limitation in respect of customer complaint response and any handling of irregular operations, all of which shall be handled in a professional, businesslike and courteous manner.

12.3        In-Flight Services. Mesa shall comply with the catering requirements set forth on Exhibit C hereto. Mesa shall also coordinate all in-flight services relating to the Flight Services with the in-flight services department of US Airways or any person designated by US Airways to ensure consistency and quality of Mesa’s in-flight service, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery, and provisioning and usage of passenger amenity kits. Mesa shall sell beer, wine, liquor and any other alcoholic beverages on Flights. Mesa agrees that such in-flight sales shall be conducted as directed by US Airways or American, as applicable, from time to time. Mesa shall implement any suggestions made by US Airways’ or American’s in-flight services department, as applicable. All revenues collected by Mesa for such in-flight services on the Aircraft shall be promptly remitted or provided to US Airways. Mesa must provide notice to US Airways of any threatened catering-related fines or penalties that could result in a liability to US Airways or American within ten (10) days of receipt of such notification and allow for the involvement of US Airways or American, as applicable, in the resolution process of such issue so that the parties can work to minimize any fines to US Airways or American, as applicable.

12.4        Mesa’s Representative Uniforms. Mesa shall require all of its respective personnel and any of its respective agents providing Flight Services in job classifications requiring direct public contact to wear uniforms and accessories furnished by Mesa that are of colors and styles approved by US Airways from time to time. Mesa shall not alter or change such uniforms and accessories without the prior written consent of US Airways. If, after the date hereof, US Airways determines, in its sole discretion, that such uniforms and accessories should be materially altered or changed, then US Airways shall provide Mesa with notice of such alterations or changes. In the event that US Airways decides to implement such alterations or changes, Mesa shall implement such alterations or changes at US Airways’ cost for Mesa’s then current employees.

12.5        No Reimbursement of Fines. US Airways shall not be required to incur any cost or make any payment to the extent such cost or payment is attributable to any costs, expenses or losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Mesa as a result of any violation by Mesa of any law, statute, judgment, decree, order, rule or regulation of any governmental authority. US Airways shall be liable for all costs, expenses and losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Mesa as a result of any violation by US Airways, American or their respective agents, or by Mesa to the extent performed at the direction of US Airways or American, of any law, statute, judgment, decree, order, rule or regulation of any governmental authority. Mesa must provide notice to US Airways of any notification that could result in a liability to US Airways or American within ten (10) days of receipt of such notification and allow for the involvement of US Airways or American, as applicable, in the resolution process of such issue so that the parties can work to minimize any fines to US Airways or American.

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12.6        Right to Audit Service and Aircraft Condition. US Airways has the right, in its sole discretion, to audit Mesa’s service (each such audit a “Service Audit”) and aircraft condition (each such audit an “Aircraft Condition Audit”) to ensure it meets the Service and Aircraft Condition Standards and actions required as above and in Exhibit C or other Service Audit and/or Aircraft Condition Audit standards that may be developed by US Airways or American from time to time. US Airways will review the Service and Aircraft Audit Condition program for a period to be determined in its discretion in order to determine the appropriate pass and fail rates for such audits. An Inflight Service sample survey is described in Schedule 1 to Exhibit C, and an Aircraft Condition sample survey is described in Schedule 2 to Exhibit C, provided that such samples can be changed at any time in US Airways’ sole discretion. If Aircraft Condition Standards are materially changed or altered and such changes or alterations materially increase Mesa’s costs (i.e., an amount of more than [***] ($[***]) per year), US Airways shall reimburse Mesa for the actual incremental costs associated therewith, subject to Mesa providing sufficient documentation for such cost reasonably acceptable to US Airways. If an Aircraft fails (i) a Service Audit, Mesa shall pay $[***] per failed audit, and (ii) an Aircraft Condition Audit and such failure continues for seven (7) calendar days after Mesa’s receipt of written notice from US Airways, Mesa shall pay $[***] per day for any failure to remedy the failure noted in the Aircraft Condition Audit within the 7-day cure period; provided, however, that such remedies as provided under (i) and (ii) above shall not become effective until nine (9) months after Mesa has received written notice from US Airways that the audit program as described in this section 12.6 has been implemented, and provided further that during such 9-month period the parties shall meet and confer in good faith as to review initial findings and determine the appropriate pass and fail levels for each audit, subject to US Airways setting such pass and fail levels in the event that the parties are unable to agree on appropriate pass and fail levels.

13.        Fuel Efficiency Program.

Section 10 of the Twelfth Amendment is deleted in its entirety and replaced by the following:

“Fuel Management. Mesa shall continue to fully participate in US Airways’ fuel management program (Fuel Efficiency Program) and will work to actively manage fuel consumption and minimize over all fuel expense. Mesa shall promptly adopt and adhere to the fuel efficiency program as described on Exhibit D to the Fifteenth Amendment, as long as Mesa’s adoption or adherence to such fuel efficiency program does not impact the safety of Flight Services under FAA operational specifications, or other regulatory constraints, or the airworthiness of the Aircraft or materially increase Mesa’s costs in any way.”

14.        Withdrawal of Aircraft in lieu of Termination.

In the event that US Airways has the right to terminate the Code Share Agreement for any reason (including, without limitation, for any default by Mesa under the Code Share Agreement), US Airways shall have the right, in its sole discretion, instead of exercising any such termination right, to withdraw from the coverage of the Code Share Agreement up to fourteen (14) aircraft (i.e., any number between one and fourteen (14) aircraft), it being understood that (i) the fourteen (14) aircraft may be withdrawn in increments of any number of aircraft, provided that not more than fourteen (14) aircraft total may be withdrawn pursuant to this Section 14 over the remainder of the Term, and (ii) after such withdrawal any such withdrawn aircraft shall no longer be used to

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provide Flight Services under the Code Share Agreement and it being understood further that any payments by US Airways to Mesa pursuant to the Code Share Agreement shall be reduced accordingly. US Airways shall provide written notice to Mesa stating the effective date on which each such withdrawn aircraft will be withdrawn from the coverage of the Code Share Agreement (the “Withdrawal Notice”); provided that (i) Mesa, in its sole discretion, shall select the aircraft to be withdrawn on each withdrawal date stated in the Withdrawal Notice, except that in the event any default giving rise to a withdrawal right by US Airways is associated with any one or more particular covered aircraft, US Airways has the right, in its discretion, to have such aircraft withdrawn from coverage pursuant to this Section 14; (ii) the Withdrawal Notice shall be irrevocable by US Airways once received by Mesa; (iii) the withdrawal rights pursuant to this Section 14 may only be exercised by US Airways within ninety (90) days of the date on which the respective termination right is triggered (it being understood, that there may be multiple Withdrawal Notices, and it being understood further that such ninety (90) day period runs separately for each termination right US Airways may have whether concurrently or consecutively); (iv) the earliest date on which an aircraft may be withdrawn pursuant to a Withdrawal Notice shall be thirty (30) days from the date of such Withdrawal Notice; and (v) US Airways may not withdraw more than four (4) aircraft during any given calendar month.

15.        Miscellaneous.

15.1        Except as set forth in this Fifteenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Fifteenth Amendment.

15.2        This Fifteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

15.3        This Fifteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have duly executed this Fifteenth Amendment as of the date first above written.

US AIRWAYS, INC.

By:

Name:

Title:

MESA AIRLINES, INC

By:

Name:

Title:

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EXHIBIT A

(List of CRJ-900s and Minimum Specifications)

Registration Number	Engine Type	Next Gen Aircraft (Y/N)	Manufacture Date
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD

Minimum Specifications:

All New Aircraft must meet the following minimum specifications and be otherwise appropriate for providing Flight Services pursuant to the Code Share Agreement:

●	Capable of being configured in dual-class configuration in accordance with US Airways’ Express First specifications or the American Eagle Branding specifications, as applicable, consistent with the Aircraft being operated by Mesa under the Code Share Agreement as of the Effective Date.
●	Two lavatories, fore and aft, appropriate for dual-class configuration.
●	Equipped with Bombardier Enhanced Performance Package (EPP)
●	Capable of meeting all CAT II requirements
●	ACARs functionality able to produce, at a minimum, the data required per the Fuel Efficiency Program (Exhibit D to this Fifteenth Amendment).
●	Compliant with applicable Transport Canada and Mexican DGAC 3 Frequency Emergency Locator Transmitter regulations.

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EXHIBIT B

Mesa Contract Rates (Effective as of the Effective Date of the Fifteenth Amendment)

(See note 2)

Guaranteed Non-Maintenance Cost

			Original 38	+9 (Amd.12)	+4/6 (Amd.13/14)	+7(Amd.15)
COST CATEGORY		UNIT	CRJ 900	CRJ 900	CRJ 900	CRJ 900
Aircraft Lease &Over Head		A/C MONTH
	Ownership		[***]	[***]	[***]	[***]
	Overhead		[***]	[***]	[***]	[***]
	Crew RON		[***]	[***]	[***]	[***]
	Total		[***]	[***]	[***]	[***]
			[***]	[***]	[***]	[***]
Flight Crew & Maintenance		BLOCK HOUR		[***]	[***]	[***]
Note 1	Pilot		[***]	[***]	[***]	[***]
Note 1	Flight Attendant		[***]	[***]	[***]	[***]
	Total		[***]	[***]	[***]	[***]
			[***]	[***]	[***]	[***]
Dispatchers		DEPARTURE	[***]	[***]	[***]	[***]

Guaranteed Non-Maintenance Cost Reduction		A/C MONTH
Rates to be applied on Amendment Effective Date==>			[***]	[***]	[***]	[***]
	Effective Date==> 10/1/2015		[***]	[***]	[***]	[***]

Aircraft Margin		A/C MONTH	[***]	[***]	[***]	[***]

Guaranteed Maintenance Costs

		Original 38	+9 (Amd.12)	+4/6 (Amd.13/14)	+7(Amd.15)
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900	CRJ 900
Maintenance Cost Per A/C	A/C MONTH
MX Employees		[***]	[***]	[***]	[***]
Engine & APU Depreciation		[***]	[***]	[***]	[***]
Outstation Base		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
Maintenance Base Cost	BASE/MONTH
Rent & Utilities		[***]	[***]	[***]	[***]
Personnel		[***]	[***]	[***]	[***]
Parts Depreciation		[***]	[***]	[***]	[***]
Equipment Depreciation		[***]	[***]	[***]	[***]
Total		[***]	[***]	[***]	[***]
Maintenance Cost Per Block Hour	BLOCK HOUR
Engine MX – Contractual		[***]	[***]	[***]	[***]

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	Original 38	+9 (Amd.12)	+4/6 (Amd.13/14)	+7(Amd.15)
Engine MX- Other	[***]	[***]	[***]	[***]
Airframe MX	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]

* = these amounts will not be subject to escalation over the Term

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Note 1 – As of the Execution Date, Pilot and Flight Attendant cost will be set at the rates set forth above in this Exhibit B. Rate for Mesa’s pilots may be adjusted once during the remainder of the term of the Code Share Agreement to reflect an increase to the pay scale for the pilots of no more than [***] ([***]) any time after November 26, 2014 to account for any new or renegotiated collective bargaining agreement, provided that such adjusted rate shall not be billed to US Airways until after such adjusted rate is effective and paid to the Mesa’s pilots.

Note 2 – In addition to the Aircraft (as defined below), Mesa may, subject to the terms and conditions of this Note 2, in its discretion and at its sole expense, arrange for and utilize substitute CRJ-900 aircraft or CRJ-200 aircraft in American Eagle/US Airways Express livery (as applicable based on the terms of the Code Share Agreement) or neutral livery to provide the Flight Services under this Code Share Agreement during those periods, but only during those periods, when any of the Original Aircraft, the Twelfth Amendment New Aircraft, the Thirteenth Amendment New Aircraft, the Fourteenth Amendment New Aircraft or the New Aircraft (collectively, “Aircraft”) may be out of service due to unforeseen and irregular maintenance requirements; provided that (i) each substitute CRJ-200 aircraft shall be subject to compliance with flight interior and exterior standards and shall be approved by US Airways in writing before being used as a substitute aircraft pursuant to this Note 2, and (ii) Mesa may only utilize regional jet aircraft other than CRJ-900 or CRJ-200 aircraft to the extent that US Airways has permitted such use in advance in writing. For clarification purposes only, Mesa may operate such a substitute aircraft in US Airways Express or neutral livery in lieu of an Aircraft in US Airways Express livery and Mesa may operate such a substitute aircraft in American Eagle or neutral livery in lieu of an Aircraft in American Eagle livery, but may not operate a substitute aircraft in US Airways Express livery in lieu of an Aircraft in American Eagle livery or a substitute aircraft in American Eagle livery in lieu of an Aircraft in US Airways Express livery, without the prior written consent of US Airways.

a)	Notwithstanding anything in the Code Share Agreement to the contrary, and assuming approval is granted, usage of substitute CRJ-200 aircraft shall be paid as follows:

(1)	Rates paid for operation of this aircraft will be $[***] per block hour and $[***] per departure plus any fuel costs associated with these substitute operations. Such rate shall be reduced by [***] after the 24th Flight of such aircraft in a calendar month, reduced by [***] after the 32nd Flight of the calendar month, and [***] after the 40th Flight of the calendar month. Any CRJ-200 Flights operated as a result of Aircraft Damage caused by US Airways shall be excluded from the calculation and not subject to reductions pursuant to this paragraph.

(2)	In addition, the amount paid to Mesa will be further adjusted by any interrupted trip or passenger inconvenience costs to include, without limitation, such things as meals and hotels for displaced passengers, as well as an amount of $[***] per passenger downgraded from first class to coach class (excluding CRJ-200 flights operated because of Aircraft Damage caused by US Airways).

b)	If a substitute aircraft shall be utilized for more than two (2) consecutive days, Mesa and US Airways shall mutually agree upon the route that shall be covered by the substitute aircraft.

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c)	For clarification purposes only, if a substitute aircraft is used in accordance with the terms hereof, the applicable provisions of the Code Share Agreement shall also apply to the Flight Services operated by such substitute aircraft, including, without limitation, if the respective Flight is not operated for any reason.

d)	The provisions of this Note 2 replace Section 9(d)(ii) of the Tenth Amendment in its entirety.

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EXHIBIT C

STANDARDS OF SERVICE

These “Standards of Service” are meant to provide an overview for Mesa of the service expectations established by US Airways and American for in-flight services on Flights. The Standards of Service outlined herein are not all-inclusive and may be changed from time to time by US Airways in its sole discretion.

I.    In-Flight Service Product and Delivery. Mesa shall achieve at least the comparable quality of airline service as provided by US Airways and American, as applicable. Mesa shall coordinate with US Airways’ In-flight Services Department, or any similar department of any affiliate of US Airways as designated by US Airways, to ensure consistency and quality of Mesa’s in-flight service product, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery and provisioning and usage of passenger amenity kits. Mesa shall implement suggestions made by US Airways’ or its affiliate’s In-flight Services Department. Mesa shall coordinate with US Airways to ensure consistency with US Airways’ product delivery, including US Airways or American-logo, as applicable, napkins, stir rods and cups. Wherever possible, snack and beverage items should be consistent with the products served by US Airways and American, as applicable. Each Aircraft shall be supplied by US Airways or American, as applicable, with an adequate supply of US Airways’ or American’s, as applicable, in-flight publications. Mesa must place these in-flight publications in the designated seat pocket of each seat. Unless otherwise consented to by US Airways or American, as applicable, US Airways’ or American’s in-flight publications are the only magazines authorized in such seat pockets.

II.  Uniforms. Mesa’s flight attendants on Flights shall wear uniforms as required under Section 11.4 of the Fifteenth Amendment. Mesa’s employees in such uniforms, whether on or off duty, are not permitted to drink intoxicating beverages, give the appearance of being intoxicated or visit any establishment whose primary purpose is to dispense liquor (including bars, saloons, cocktail lounges and liquor stores). As used herein, “uniform” refers to any uniform apparel bearing the US Airways or American brand or insignia, or which can be in any way identified with US Airways or American or one of their affiliates. Because the actions and appearance of employees influence, to a considerable extent, the public’s opinion of the US Airways and American brands, uniformed employees must be mindful of this and conduct themselves accordingly.

III. In-Flight Announcements. While Mesa shall provide basic announcements, US Airways may request that Mesa make promotional announcements on behalf of US Airways and/or American from time to time and Mesa shall honor and execute any such request. In all on-board announcements on Flights, only the names “US Airways”, “US Airways Express”, “American Airlines” or “American Eagle” may be included and Mesa’s names shall not be included unless otherwise consented to by US Airways.

IV. Catering. US Airways or American, as applicable, shall provide, or arrange for another person to provide, all catering products and catering services for Flights, and, as directed by US Airways or American, Mesa shall serve the catering products on all such flights in accordance

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with procedures and standards approved by US Airways or American, as applicable, in their sole discretion.

V.  Failure to Meet Standards of Service.

In the event that Mesa fails to meet the Standards of Service as set forth in this Exhibit C, in addition to the remedies provided in section 12.6 of this Fifteenth Amendment for a Service Audit failure, US Airways may give notice to Mesa of such failure and the parties’ representatives shall meet within fifteen (15) days to discuss such failure in good faith. At such meeting, Mesa shall submit to US Airways a corrective action plan that Mesa reasonably believes will cure such failure to meet the Standards of Service within thirty (30) days and provide adequate assurance to US Airways that such Standards of Service will be complied with for the foreseeable future.

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SCHEDULE 1 TO EXHIBIT C

FA Name	Flight Number
FA Employee #	Date
FA Base	City Pair
FA Position	Observing Supervisor
Base Supervisor

Reason Codes - Requirement Not Met
A	Unaware of the policy/procedure
B	Chose not to follow procedure
C	Irregular events/special circumstances

A score of [***]% or above shall mean “pass”.

Compliance Items	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
Comments:

Preflight	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
Comments:

Boarding	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Comments:

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Pre-Take Off	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
Comments:

Inflight	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Comments:

Arrival	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
Comments:

Customer Service Experience	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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[***]
Comments:

Domestic First Class	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
Comments:

Envoy Class	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Focus Items	Requirement Met	Requirement Not Met	Not Observed	Not Applicable

[***]
[***]
Comments:

Comments / Follow-up action items:

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SCHEDULE 2 TO EXHIBIT C

Cabin Condition Audit
Date:		Audit Analyst:
Station:		Audit Analyst:
Carrier:		Time On/Off:
Flight:		Tail Number:

		Number of Findings
TWO-CLASS CABIN		0		Fewer than [***] is passing
SINGLE-CLASS CABIN		0		Fewer than [***] is passing

				Finding location /Observations

A	Aircraft Cabin General	Score	0
A1	[***]	Pass	0
A2	[***]	Pass	0
A3	[***]	Pass	0
B	First Class Cabin General	Score	0
B1	[***]	Pass	0
B2	[***]	Pass	0
B3	[***]	Pass	0
B4	[***]	Pass	0
B5	[***]	Pass	0
B6	[***]	Pass	0
B7	[***]	Pass	0
C	First Class Seats (check all 9 seats)	No. of Findings
C1	[***]	0
	[***]	0
C2	[***]	0
	[***]	0
C3	[***]	0
C4	[***]	0
	[***]	0
C5	[***]	0
C6	[***]	0
	[***]	0
D	Coach Cabin General	Score	0
D1	[***]	Pass	0

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D2	[***]	Pass	0
D3	[***]	Pass	0
D4	[***]	Pass	0
D5	[***]	Pass	0
D6	[***]	Pass	0
E	Coach Cabin Seats (check 15 seats)	No. of Findings
E1	[***]	0
E2	[***]	0
E3	[***]	0
E4	[***]	0
E5	[***]	0
E6	[***]	0
E7	[***]	0
E8	[***]	0
E8	[***]	0
	[***]	0
F	Lavatories (Check all Lavs)	Score	0
F1	[***]		0
F2	[***]		0
	[***]		0
F3	[***]		0
F4	[***]		0
F5	[***]		0
F6	[***]		0
	[***]		0
F7	[***]		0
F8	[***]		0
F8	[***]		0
	Additional Comments

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EXHIBIT D

FUEL EFFICIENCY PROGRAM

Mesa’s Fuel Efficiency Program shall incorporate at least the following:

I.	Mesa will participate jointly with US Airways to interface with appropriate ATC facilities, management, and other personnel to minimize operational restrictions, and improve ATC handling of Flights.

II.	Implement, update and monitor flight planning fuel policies, including statistical tracking of fuel added by pilots and dispatchers, efficient reserves, and other objectives.

III.	Implement, update and monitor pilot and dispatcher training on the policies and objectives described in Section II above.

IV.	Implement, update and monitor an effective fuel tankering program, including automated tankering suggestions and calculations, using validated methods and formulas; US Airways will provide Mesa with cost data.

V.	Mesa will provide ACARS data as requested by US Airways to US Airways or one of US Airways’ agents in support of the program to be used for statistical tracking, analysis and measurement of fuel efficiency and for identifying and correcting deficiencies at the fleet and system levels.

VI.	Mesa will designate a manager to lead Mesa’s fuel task force (“Mesa Fuel Task Force”) which has overall responsibility for fuel efficiency.

VII.	Reviews each calendar quarter conducted by the Mesa Fuel Task Force of the Fuel Efficiency Program using data from US Airways in order to review Mesa’s fuel performance. Such reviews shall include the manager of the Mesa Fuel Task Force as described in Section VI above and representatives from the following groups: Mesa’s Service Operations Center, Mesa’s Flight group, US Airways’ Operations Engineering group and other US Airways or American personnel as designated by US Airways.

VIII.	Weight management oversight by the Mesa Fuel Task Force, including development of a policy to optimize arrival fuel.

IX.	Implement, update and monitor an auxiliary power unit management policy that prevents unnecessary or costly operation of the auxiliary power unit.

X.	Implement, update and monitor a single engine taxi policy both before takeoff and after landing.

XI.	Implement, update and monitor policy related to operationally efficient takeoff and landing flap selection priorities.

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XII.

Additional programs may be developed by US Airways in the future that may require additional Mesa policies to be implemented. Mesa will not unreasonably withhold implementation of future policy requirements, subject to Mesa being reimbursed by US Airways for actual material cost increases (if any) in connection with such future policy requirements (if any).

XIII.

Monthly tracking data will be provided to US Airways consisting of the following fields for all flights flown by Mesa for US Airways and American; provided that Mesa shall not be required to deliver such data to US Airways to the extent it is prohibited by Mesa’s collective bargaining agreements and labor contracts as in effect on the date hereof:

Carrier Code
A/C Tail Number
Aircraft Type
Flight Number
Flight Date
Departure
Destination
Planned Departure Fuel
Takeoff Weight Planned
Flight Planned Burn
Planned Landing Weight
Arrival Fuel Planned
Planned Zero Fuel Weight
Estimated Time Enroute
Average Wind Component at altitude
Average ISA at altitude
Top of Climb ISA
Alternates Planned
Alternate Fuel
Reserve Fuel
Hold Fuel
Extra Hold Fuel
Extra (contingency) Fuel
Estimated Departure Time (Zulu)
Coded Route
Total Flight Plan Distance
First Cruise Flight Level
Step Climb/Descent FL
Dispatcher Name (or code)
Captain Name (or Code)
OOOI Times (Zulu)
Scheduled Block Time (from release)
Actual Block Time (from OOOI times)
Scheduled Flight Time

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Actual Off to On Time (from OOOI times)
Source of the OOOI times (ACARS, FPLOT, Manual entry)
Scheduled Block Time (from release) – converted to minutes
Actual Block Time (from OOOI times) – converted to minutes
Scheduled Flight Time – converted to minutes
Actual Off to On Time (from OOOI times) – converted to minutes
Minutes Over / Under Sked Block Time
Minutes Over / Under Sked Flight Time
Planned Departure Fuel (repeat)
Takeoff Weight Planned (repeat)
Flight Planned Burn (repeat)
Planned Landing Weight (repeat)
Arrival Fuel Planned – including taxi burn (numbers at the gate)
OOOI Reported Out and In Fuels
Difference between Arrival Fuel Planned – including taxi burn (numbers at the gate) and OOOI reported fuel at arrival)
Difference between Flight Plan Burn and Actual Burn
Planned Zero Fuel Weight (repeat)
Max Takeoff Gross Weight
Release Block - time from that day’s actual release rather than the schedule (minutes)
Release Flight Time - time from that day’s actual release rather than the schedule (minutes)
Dispatcher Desk
Captain in specific format: DAVEY BRUCE CA 000110662
GMT DTG a Y or N for a tanker recommended flight
Taxi out Fuel Planned
Taxi In Fuel Planned

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XIV.	Mesa will incorporate the following data reporting into the ACARS systems in all New Aircraft, enabling the collection of single engine start and stop information. US Airways acknowledges that the ACARS installed on original 38 CRJ900 aircraft does not report or track engine and APU starts and stops. Monthly tracking data will be provided to US Airways consisting of the following fields for all flights flown by Mesa for US Airways and American:

Date
Departure Station
Arrival Station
Flight Number
Tail Number
Equipment
Departure Gate
Actual Departure Time
Actual Off Time
Actual On Time
Actual Arrival Time
Engine (L/R)
Start
Stop
Duration
End of Sequence (“x” marker to show that the flight sequence has ended)
Carrier

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EXHIBIT E

TRAINING

I.    Customer Service. Mesa agrees that it shall train or cause to be trained to proficiency, all customer service employees of Mesa that may be associated with providing Flight Services. Mesa agrees to participate in any and all special training or other programs that US Airways or American provide for its customer service employees. Mesa may elect to accomplish such training through the use of a “Train the Trainer” concept. Mesa’s flight attendants providing Flight Services shall be trained by Mesa, at Mesa’s sole cost and expense, on meal and beverage service procedures for Flights, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for liquor and duty-free sales on Flights.

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